                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                 MASSBANK Corp.
                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                                 MASSBANK CORP.

                                123 HAVEN STREET
                          READING, MASSACHUSETTS 01867

                            NOTICE OF ANNUAL MEETING

To the Stockholders of
  MASSBANK CORP.:

     The Annual Meeting of Stockholders of MASSBANK Corp. (the "Corporation") will be held at Tara's Ferncroft Conference Center, 50 Ferncroft Road, Danvers, Massachusetts on Tuesday, April 21, 1998 at 10:00 A.M. (together with all adjournments and postponements thereof, the "Annual Meeting"), for the following purposes:

          1. To consider and act upon a proposal to elect four Directors to serve until the 2001 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

          2. To consider and act upon a proposal to approve an amendment to the Corporation's Amended and Restated 1994 Stock Incentive Plan to increase the number of shares of the Corporation's Common Stock subject to issuance thereunder by 170,000 shares, or approximately 4.8% of the total number of outstanding shares; and

          3. To consider and act upon any other matters which may properly come before the Annual Meeting.

     Only stockholders of record at the close of business on March 2, 1998 are entitled to notice of and to vote at the Annual Meeting.

                                            By Order of the Board of Directors,

                                            ROBERT S. CUMMINGS, Secretary

Reading, Massachusetts
March 26, 1998

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU WISH TO VOTE YOUR STOCK IN PERSON AT THE ANNUAL MEETING, YOUR PROXY MAY BE REVOKED.

                                 MASSBANK CORP.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD TUESDAY, APRIL 21, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MASSBANK Corp. (the "Corporation") for the Annual Meeting of Stockholders of the Corporation, and any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will consider and act upon the matters set forth in the accompanying Notice of Annual Meeting.

     Stock transfer books will not be closed, but the Board of Directors has fixed the close of business on March 2, 1998 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting. On that date, there were outstanding 3,578,478 shares of common stock, par value $1.00 per share (the "Common Stock"), and the holders thereof on that date are entitled to one vote for each share held by them. All share information set forth herein has been adjusted to reflect the 4-for-3 split of the Corporation's Common Stock, effective September 15, 1997.

     The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The Corporation intends to count (i) shares of Common Stock for which proxies or ballots have been received but with respect to which holders or shares have been abstained on any matter and (ii) broker non-votes as present for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because such broker or other nominee does not have discretionary voting power as to the proposal and has not received voting instructions from the beneficial owner.

     A quorum being present, (i) Directors will be elected by a plurality of the votes cast, and (ii) the amendment to the Corporation's Amended and Restated 1994 Stock Incentive Plan (the "Plan") will be approved by a majority of the shares voting on such matter. With respect to the election of Directors, votes may only be cast in favor or withheld from the nominees; there is no ability to abstain. Accordingly, votes that are withheld and broker non-votes will have no effect on the results of the vote for the election of Directors. With respect to the proposal relating to the amendment to the Plan, abstentions and broker non-votes will have no effect on the results of the vote.

     The cost of soliciting proxies will be borne by the Corporation. The solicitation of proxies by mail may be followed by the solicitation of certain stockholders by officers or regular employees of the Corporation by telephone or oral communication. The enclosed proxy, if executed and returned, may be revoked at any time before it has been exercised (i) by delivery of a revocation in writing to the Secretary of the Corporation at the principal executive offices of the Corporation (123 Haven Street, Reading, Massachusetts 01867), (ii) by delivering a later-dated proxy, or (iii) by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy.

     Stockholders are requested to complete, date, sign and return the accompanying proxy in the enclosed envelope. Shares represented by properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the four nominees for Director set forth herein and FOR the approval of the amendment to the Plan. It is not anticipated that any other matters than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

     The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to stockholders is March 26, 1998. The Corporation's 1997 Annual Report, including financial statements for the fiscal year ended December 31, 1997, is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy soliciting materials.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     In accordance with the Corporation's Restated Certificate of Incorporation and By-Laws, the Board of Directors is divided into three approximately equal classes, with each Director serving for a term of three years. As a consequence, the term of only one class of Directors expires each year, and their successors are elected for terms of three years. The Board of Directors is presently comprised as follows:

     Class I: Ms. Hickey, Messrs. Costello, Marshall and McPherson and Dr. Stackhouse, who were elected to serve until the 1999 Annual Meeting of Stockholders and until their successors are chosen and qualified.

     Class II:  Messrs. Bedell, Cummings, Lapidus and Schurian, who were elected to serve until the 2000 Annual Meeting of Stockholders and until their successors are chosen and qualified.

     Class III: Messrs. Altschuler, Brandi, Bufferd and Carr, who were elected to serve until the 1998 Annual Meeting of Stockholders and until their successors are chosen and qualified.

     The Board of Directors has nominated the four Class III Directors to stand for re-election at the Annual Meeting to serve until the 2001 Annual Meeting of Stockholders and until their successors are chosen and qualified. Each of Messrs. Altschuler, Brandi, Bufferd and Carr will stand for re-election at the Annual Meeting. Unless otherwise noted thereon, proxies solicited hereby which are executed and returned on a timely basis will be voted for the election of such nominees. The Corporation believes that each of the Board of Directors' nominees for Director will be able to serve. If one or more of such nominees should be unable to serve, the individuals named in the enclosed proxy will vote for such other person or persons, if any, as the Board of Directors at the time may recommend to serve in place of the person or persons unable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ITS NOMINEES.

     Information regarding these nominees for election as Directors, as well as each current Director whose term is not scheduled to expire until the 1999 or the 2000 Annual Meeting of Stockholders, is set forth below.

SAMUEL ALTSCHULER  CHAIRMAN, PRESIDENT AND DIRECTOR, ALTRON, INC., A
                   MANUFACTURER OF ELECTRONIC INTERCONNECT PRODUCTS

[PICTURE]
                  Mr. Altschuler, 70, has served as a Director since 1986 and as a Trustee of a predecessor bank since 1979. He is also a member of the Compensation and Option Committee of the Corporation. Mr. Altschuler has been associated with Altron, Inc. since founding the company in 1970. Mr. Altschuler is a past President of IPC, an industry trade association.

MATHIAS B. BEDELL  RETIRED IN 1989 AS PRESIDENT OF BEDELL BROTHERS INSURANCE
                   AGENCY

[PICTURE]
                  Mr. Bedell, 65, has served as a Director since 1986 and as a Trustee of a predecessor bank since 1965. Mr. Bedell is also a member of the Executive Committee of the Corporation and a Director and Executive Committee member of MASSBANK (the "Bank"), the Corporation's principal subsidiary. He also serves on the Compensation and Option Committee and the Insurance Committee of the Corporation.

GERARD H. BRANDI  CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                  OF MASSBANK CORP. AND MASSBANK

[PICTURE]
                  Mr. Brandi, 49, has served as a Director since 1986. He first joined a predecessor bank in 1975 and became a Trustee in 1978. He has served the Bank and Corporation in various capacities over the past twenty-three years. Mr. Brandi was named President of the Corporation and the Bank in 1986, Chief Executive Officer in 1992 and Chairman in 1993. Mr. Brandi is also Chairman of the Executive Committees of the Corporation and the Bank, a member of the Asset/Liability Committee of the Corporation and a member of the Trust Committee of the Bank. He is a Director of the Depositors Insurance Fund, Northeastern University's National Council, The Lowell Plan, the New England Automated Clearing House and the Massachusetts Bankers Association. He also serves as the Vice Chairman and Director of the Lowell Development and Finance Corp., and Treasurer and Director of the Massachusetts Society for the Prevention of Cruelty to Animals. Mr. Brandi is a member of the Government Relations Council of the American Bankers Association and a Trustee and a member of the Investment Committee of the Savings Banks Employees Retirement Association.

ALLAN S. BUFFERD  DEPUTY TREASURER AND DIRECTOR OF INVESTMENTS, MASSACHUSETTS
                  INSTITUTE OF TECHNOLOGY

[PICTURE]
                  Mr. Bufferd, 60, was elected a Director in 1995. He is also a member of the Asset/Liability Committee of the Corporation. Mr. Bufferd serves as Vice Chairman and Life Trustee and as a member of the Executive Committee of the Beth Israel Deaconess Medical Center, a Trustee of the Whiting Foundation and a Trustee and member of the Executive and Finance Committees of Wheelock College. He is also a member of the Investment Subcommittee of the Massachusetts Pension Retirement Investments Trust. In addition, he is the Treasurer and a Director of the Harvard Cooperative Society and a Director of Fluor Daniel Groundwater Technology, Inc.

PETER W. CARR  RETIRED AS VICE PRESIDENT/FINANCE OF GUILFORD TRANSPORTATION
               INDUSTRIES

[PICTURE]
                  Mr. Carr, 67, has served as a Director since 1986 and as a Trustee of a predecessor bank since 1980. Mr. Carr is also the Chairman of the Audit Committee of the Corporation.

ALEXANDER S. COSTELLO  EDITORIAL PAGE EDITOR, THE LOWELL SUN

[PICTURE]
                  Mr. Costello, 44, has served as a Director since 1993. He is a member of the Insurance Committee of the Corporation. Mr. Costello is the Chairman of the Board of Directors of The Lowell Plan, a non-profit organization dedicated to the revitalization of the City of Lowell, and a member of the Board of Governors of Saints' Memorial Hospital of Lowell.

ROBERT S. CUMMINGS  ATTORNEY, SENIOR PARTNER OF PEABODY & BROWN

[PICTURE]
                  Mr. Cummings, 67, has served as a Director since 1986 and as a Trustee of a predecessor bank since 1979. Mr. Cummings is Secretary of the Corporation, a member of the Executive Committee of the Corporation and a Director and Executive Committee member of the Bank. He also serves as Chairman of the Compensation and Option Committee of the Corporation. Mr. Cummings is a Trustee of Hallmark Healthcare, Chairman of the Commissioners of Trust Funds of the Town of Reading, Chairman and Director of the Massachusetts Society for the Prevention of Cruelty to Animals and Treasurer, Director and Executive Committee member of the World Society for the Prevention of Cruelty to Animals.

LOUISE A. HICKEY  RETIRED AS VICE PRESIDENT FOR PATIENT SERVICES AT
                  MELROSE-WAKEFIELD HOSPITAL

[PICTURE]
                  Ms. Hickey, 72, has served as a Director since 1986 and as a Trustee of a predecessor bank since 1981. Ms. Hickey is a member of the Compensation and Option Committee of the Corporation. Ms. Hickey is an Honorary Trustee of the Melrose-Wakefield Hospital.

LEONARD LAPIDUS  UNITED STATES GOVERNMENT OFFICIAL

[PICTURE]
                  Mr. Lapidus, 68, has served as a Director since 1994. He is a member of the Asset/Liability Committee of the Corporation. Mr. Lapidus served as a Director of the Bank from 1994 to 1995. Mr. Lapidus served from 1981 to 1994 as President of the Depositors Insurance Fund, a fund established under Massachusetts law to provide deposit insurance to Massachusetts savings banks. Presently, he is a United States Government official who advises, and arranges to place advisors with, the governments of former Soviet bloc countries to help them reform their banking and bank regulatory systems.

STEPHEN E. MARSHALL  PRESIDENT AND TREASURER OF C. H. CLEAVES INSURANCE AGENCY,
                     INC.

[PICTURE]
                  Mr. Marshall, 59, has served as a Director since 1986 and as a Trustee of a predecessor bank since 1972. He is a member of the Executive Committee of the Corporation and a Director and Executive Committee member of the Bank. Mr. Marshall is also Chairman of the Insurance Committee of the Corporation. Mr. Marshall's affiliations include the Professional Insurance Agents of Massachusetts, The American Cancer Society and the Visiting Nurses Association.

ARTHUR W. MCPHERSON  ACCOUNT MANAGER, THE ADVISORS GROUP

[PICTURE]
                  Mr. McPherson, 72, has served as a Director since 1986 and as a Trustee of a predecessor bank since 1973. Mr. McPherson is a member of the Audit Committee of the Corporation and Chairman of the Trust Committee of the Bank. Mr. McPherson serves as a Deacon and the Missions Co-ordinator for the Park Street Church of Boston. He is also an Honorary Director of the Melrose YMCA.

HERBERT G. SCHURIAN  CERTIFIED PUBLIC ACCOUNTANT

[PICTURE]
                  Mr. Schurian, 61, has served as a Director since 1986 and as a Trustee of a predecessor bank since 1973. He is a member of the Executive Committee of the Corporation and a Director and an Executive Committee member of the Bank. He is Chairman of the Asset/Liability Committee and a member of the Audit Committee of the Corporation. Mr. Schurian is associated with various professional, civic and local charitable organizations.

DONALD B. STACKHOUSE, D.M.D.  RETIRED AS PRESIDENT OF DENTAL HEALTH CONCEPTS IN
                              1995

[PICTURE]
                  Dr. Stackhouse, 66, has served as a Director since 1986 and as a Trustee of a predecessor bank since 1972. He is also a member of the Executive Committee of the Corporation and a Director and an Executive Committee member of the Bank. Dr. Stackhouse is a former Clinical Professor in Graduate Prothodontics at Tufts University and a Director of the L.D. Pankey Dental Institute.

     The following chart shows the number of shares of the Corporation's Common Stock beneficially owned by each Director and named executive officer of the Corporation as of January 21, 1998.

                                                                SHARES OF
                                                              COMMON STOCK
                                                              BENEFICIALLY         PERCENT
                            NAME                                OWNED(1)         OF CLASS(2)
                            ----                              ------------       -----------
Samuel Altschuler...........................................       20,750              *
Mathias B. Bedell...........................................       28,110(3)           *
Gerard H. Brandi............................................      157,931(4)(5)      4.4%
Allan S. Bufferd............................................        3,150(6)           *
Peter W. Carr...............................................       19,750(6)           *
David F. Carroll............................................       34,420(5)(6)        *
Reginald E. Cormier.........................................       34,899(5)           *
Alexander S. Costello.......................................        6,250              *
Robert S. Cummings..........................................       27,400              *
Louise A. Hickey............................................       16,250              *
Leonard Lapidus.............................................        4,349              *
Stephen E. Marshall.........................................        9,151              *
Arthur W. McPherson.........................................        3,350              *
Herbert G. Schurian.........................................       23,700(7)           *
Dr. Donald B. Stackhouse....................................       21,307              *
Donald R. Washburn..........................................       37,143(5)(8)      1.0%
Donna H. West...............................................       36,675(5)         1.0%
All Directors and executive officers as a group (18
  persons)..................................................      494,099(5)(9)     12.9%

---------------

*   Less than 1%.

(1) Unless otherwise indicated, each person named has sole voting and sole investment power with respect to all shares indicated. Includes the following number of shares that the above listed Directors and executive officers have the right to acquire within 60 days through the exercise of options granted pursuant to the Corporation's 1986 Stock Option Plan or Amended and Restated 1994 Stock Incentive Plan: Mr. Altschuler, 15,750 shares; Mr. Bedell, 13,000 shares; Mr. Brandi, 30,200 shares; Mr. Bufferd, 2,750 shares; Mr. Carr, 15,750 shares; Mr. Carroll, 19,416 shares; Mr. Cormier, 16,383 shares; Mr. Costello, 6,250 shares; Mr. Cummings, 20,000 shares; Ms. Hickey, 15,750 shares; Mr. Lapidus, 4,083 shares; Mr. Marshall, 9,000 shares; Mr. McPherson, 2,750 shares; Mr. Schurian, 17,500 shares; Dr. Stackhouse, 16,667 shares; Mr. Washburn, 22,017 shares; Ms. West, 20,917 shares, respectively. Does not include the following number of units of cash-only securities (contracts issued to the holder under the Corporation's Deferred Compensation Plan) whose value per unit is derived from changes in the market price per share of the Corporation's Common Stock: Mr. Bedell, 5,177 units; Mr. Bufferd, 164 units; Mr. Cummings, 5,177 units; and Mr. Lapidus, 164 units.

(2) Calculated on the basis of 3,578,478 outstanding shares as of January 21, 1998.

(3) Includes 3,684 shares owned by Mr. Bedell's spouse, as to which shares Mr. Bedell disclaims beneficial ownership.

(4) Includes 739 shares held by Mr. Brandi as custodian for various nieces and nephews, 3,335 shares owned by Mr. Brandi's daughter and 8,750 shares owned by Mr. Brandi's spouse, as to all of which shares

    Mr. Brandi disclaims beneficial ownership. Also includes 88,343 shares owned jointly with Mr. Brandi's spouse, with respect to which shares Mr. and Mrs. Brandi share voting and investment power.

(5) Includes shares allocated to the accounts of executive officers under the Bank's Employee Stock Ownership Plan (the "ESOP"). The number of such allocated shares included in the above table is as follows: Mr. Brandi -- 12,874; Mr. Carroll -- 5,282; Mr. Cormier -- 4,313; Mr. Washburn -- 5,634;
    Ms. West -- 5,216; and all executive officers as a group (six persons) -- 34,433. Does not include any portion of the unallocated shares under the ESOP which may be deemed to be beneficially owned by participating executive officers as a result of their ability to direct the voting of such shares through the voting of shares allocated to their accounts under the ESOP. The number of such unallocated shares over which the executive officers may exercise voting power is as follows: Mr. Brandi -- 4,843; Mr. Carroll -- 1,987; Mr. Cormier -- 1,622; Mr. Washburn -- 2,120; Ms. West -- 1,962; and
    all executive officers as a group -- 12,953.

(6) Voting and investment power for these shares (other than shares which may be acquired through the exercise of options as described above) is shared with spouse as to all shares indicated.

(7) Includes 3,800 shares owned by Mr. Schurian's spouse and 400 shares owned by his son, as to all of which shares Mr. Schurian disclaims beneficial ownership.

(8) Includes 2,400 shares owned jointly with Mr. Washburn's spouse, with respect to which shares Mr. and Mrs. Washburn share voting and investment power.

(9) Includes 256,583 shares that such persons have the right to acquire through the exercise of options granted pursuant to the Corporation's 1986 Stock Option Plan or Amended and Restated 1994 Stock Incentive Plan.

BOARD AND COMMITTEE MEETINGS

     During 1997, the Board of Directors of the Corporation held four meetings, the Executive Committee of the Corporation held nine meetings, the Audit Committee of the Corporation held four meetings and the Compensation and Option Committee of the Corporation held one meeting. During 1997, each incumbent Director attended at least 75% of the aggregate number of meetings of the Corporation's Board of Directors and of the committees of which he or she was a member, with the exception of Mr. Costello, who attended three of five meetings, or 60% of the meetings.

     The Executive Committee of the Corporation consists of Messrs. Bedell, Brandi, Cummings, Marshall and Schurian and Dr. Stackhouse and is vested with the authority of the Board of Directors in most matters between Board meetings. The Audit Committee of the Corporation consists of Messrs. Carr, McPherson and Schurian and is responsible for reviewing the Corporation's financial statements and the scope of the audit, reviewing the Corporation's internal financial and accounting controls and recommending to the Board the appointment of independent auditors. The Compensation and Option Committee of the Corporation consists of Messrs. Altschuler, Bedell and Cummings and Ms. Hickey. The Compensation and Option Committee is responsible for making recommendations to the Board of Directors of the Bank with respect to the policies which govern both annual compensation and incentive stock ownership programs for the employees of the Bank.

     The Board of Directors of the Corporation acts as a nominating committee, selecting nominees for election as Directors and executive officers. The Board considers the recommendation of any stockholder with respect to nominees for election to the Board if such recommendation is timely in accordance with, and is accompanied by the information required by, the Corporation's By-Laws. To make a recommendation, a stockholder should send the nominee's name and supporting information to the Secretary of the Corporation at the Corporation's principal offices. See "Stockholder Proposals."

PRINCIPAL STOCKHOLDERS

     The following table sets forth information with respect to each holder who, to the knowledge of the Corporation, beneficially owned more than 5% of the Corporation's Common Stock as of March 2, 1998.

                                                      AMOUNT OF                  PERCENT OF
                                               BENEFICIAL OWNERSHIP OF          COMMON STOCK
              NAME AND ADDRESS                CORPORATION'S COMMON STOCK    BENEFICIALLY OWNED(1)
              ----------------                --------------------------    ---------------------
Private Capital Management, Inc.(2) .........             378,024                   10.6%
  3003 North Tamiami Trail
  Naples, FL 33940

Baker, Fentress & Company(3).................             273,590                    7.6%
  200 West Madison Street
  Chicago, IL 60606

First Manhattan Co.(4).......................             211,798                    5.9%
  437 Madison Avenue
  New York, NY 10022

---------------

(1) Calculated on the basis of 3,578,478 outstanding shares as of March 2, 1998.

(2) Private Capital Management, Inc. ("PCM") is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"). According to the most recent filing made by PCM with the Securities and Exchange Commission (the "SEC") on Schedule 13D dated March 10, 1993, 335,000 shares (as adjusted for 3-for-2 and 4-for-3 splits of the Corporation's Common Stock occurring after such date) had been purchased for the accounts of investment advisory clients of PCM. PCM reported in such filing that it possessed shared dispositive power over all of such shares and no voting power over any of the shares. On March 16, 1998, a representative of PCM informed the Corporation that it holds 378,024 shares as indicated above.

(3) Baker, Fentress & Company ("Baker") is an investment company registered under the Investment Company Act of 1940. According to a joint filing made by Baker and John A. Levin & Co., Inc. ("Levin") on Schedule 13G dated February 13, 1998, Baker possesses sole voting power over 25,130 of the above shares, shared voting power over 153,863 of the above shares, sole dispositive power over 25,130 of the above shares and shared dispositive power over 248,460 of the above shares. Levin, an investment adviser under the Advisers Act, holds for the accounts of its investment advisory clients the above 273,590 shares. Baker is the sole shareholder of Levin Management Co., Inc., which is the sole shareholder of Levin. Baker, therefore, may be deemed the beneficial owner of the above 273,590 shares held by Levin.

(4) First Manhattan Co. ("First Manhattan") is a broker or dealer registered under the Securities Exchange Act of 1934 and an investment adviser registered under the Advisers Act. According to a filing made by it with the SEC on Schedule 13G dated February 9, 1998, First Manhattan possesses sole voting power over 171,687 of the above shares, shared voting power over 20,511 of the above shares, sole dispositive power over 171,687 of the above shares and shared dispositive power over 40,111 of the above shares.

EXECUTIVE COMPENSATION

     Until the Corporation becomes actively involved in other business, no separate compensation is being paid to the executive officers of the Corporation, all of whom are executive officers of the Bank and receive compensation as such.

SUMMARY OF COMPENSATION

     The following table sets forth for the fiscal years ended December 31, 1997, 1996 and 1995, a summary of the compensation paid by the Bank to the Chief Executive Officer and the four additional executive officers whose remuneration from the Corporation and its subsidiaries exceeded $100,000 during 1997.

                                                                                   LONG TERM
                                                                                 COMPENSATION
                                                                       ---------------------------------
                                                                               AWARDS            PAYOUTS
                                       ANNUAL COMPENSATION             -----------------------   -------
                             ---------------------------------------   RESTRICTED                              (1)
                                                        OTHER ANNUAL     STOCK      SECURITIES    LTIP      ALL OTHER
                                    SALARY     BONUS    COMPENSATION    AWARD(S)    UNDERLYING   PAYOUTS   COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR     ($)       ($)         ($)           ($)       OPTIONS(#)     ($)         ($)
---------------------------  ----   ------     -----    ------------   ----------   ----------   -------   ------------
Gerard H. Brandi.........    1997   337,500    94,500       (2)            -0-        3,333        -0-        76,580(3)
  Chairman, President        1996   322,800   100,068       (2)            -0-        3,333        -0-        67,574(3)
  and Chief Executive        1995   310,000    97,650       (2)            -0-        3,333        -0-        63,830(3)
  Officer

Donald R. Washburn.......    1997   110,700    17,700       (2)            -0-        2,333        -0-        13,244(4)
  Senior Vice President,     1996   106,800    18,156       (2)            -0-        2,333        -0-         9,340(4)
  Lending                    1995   102,000    22,950       (2)            -0-        2,000        -0-         8,544(4)

Donna H. West............    1997   108,600    20,600       (2)            -0-        2,333        -0-        13,458(5)
  Senior Vice President,     1996   103,200    22,704       (2)            -0-        2,333        -0-         9,019(5)
  Community Banking          1995    98,400    22,140       (2)            -0-        2,000        -0-         8,212(5)

Reginald E. Cormier......    1997    93,000    18,500       (2)            -0-        2,333        -0-        11,502(6)
  Vice President,            1996    87,900    19,338       (2)            -0-        2,333        -0-         7,689(6)
  Treasurer and Chief        1995    84,000    18,900       (2)            -0-        2,000        -0-         7,047(6)
  Financial Officer

David F. Carroll.........    1997    90,000    14,000       (2)            -0-        2,333        -0-        10,754(7)
  Vice President,            1996    86,520    14,708       (2)            -0-        2,333        -0-         7,572(7)
  Operations                 1995    82,800    18,630       (2)            -0-        2,000        -0-         7,046(7)

---------------

(1) Includes (i) the cash value of shares of MASSBANK Corp. Common Stock acquired by the Employee Stock Ownership Plan ("ESOP") and allocated to the named party (but excluding any allocation of dividends and interest thereunder), and (ii) such other items as are disclosed in individual footnotes below. Such cash value was determined by multiplying the number of shares of Common Stock so allocated by the closing price of the Common Stock on December 31 of the applicable year.

(2) Perquisites did not exceed 10% of total salary and bonus.

(3) Consists of the Bank's payment of permanent life insurance premiums in the amount of $3,226 in each of 1997, 1996 and 1995 under Mr. Brandi's executive supplemental retirement agreement, ESOP allocations valued at $15,534, $10,898 and $10,474 representing 326, 286 and 330 shares of Common Stock on December 31, 1997, 1996 and 1995, respectively, determined in accordance with footnote 1 above, and contributions of $57,820, $53,450 and $50,130 to a rabbi trust for a deferred compensation program for Mr. Brandi in 1997, 1996 and 1995, respectively.

(4) Consists of ESOP allocations of $13,244, $9,340 and $8,544 representing 278, 245 and 269 shares of Common Stock at December 31, 1997, 1996 and 1995, respectively, determined in accordance with footnote 1 above.

(5) Consists of ESOP allocations of $13,458, $9,019 and $8,212 representing 283, 237 and 259 shares of Common Stock at December 31, 1997, 1996 and 1995, respectively, determined in accordance with footnote 1 above.

(6) Consists of ESOP allocations of $11,502, $7,689 and $7,047 representing 242, 202 and 222 shares of Common Stock at December 31, 1997, 1996 and 1995, respectively, determined in accordance with footnote 1 above.

(7) Consists of ESOP allocations of $10,754, $7,572 and $7,046 representing 226, 199 and 222 shares of Common Stock at December 31, 1997, 1996 and 1995, respectively, determined in accordance with footnote 1 above.

OPTION GRANTS

     The following table sets forth certain information regarding options granted during 1997 to the Chief Executive Officer and the other executive officers named above.

                                               INDIVIDUAL GRANTS                          POTENTIAL REALIZABLE
                          ------------------------------------------------------------      VALUE AT ASSUMED
                          NUMBER OF      % OF TOTAL                                       ANNUAL RATES OF STOCK
                            SHARES        OPTIONS                                        PRICE APPRECIATION FOR
                          UNDERLYING     GRANTED TO     EXERCISE OR                            OPTION TERM
                           OPTIONS       EMPLOYEES      BASE PRICE                      -------------------------
         NAME              GRANTED     IN FISCAL YEAR    PER SHARE    EXPIRATION DATE     5%            10%
         ----             ----------   --------------   -----------   ---------------     --            ---
Gerard H. Brandi.......       3,333           9.3%       $30.09375    January 21, 2007  $63,080       $159,856
  Chairman, President
  and Chief Executive
  Officer

Donald R. Washburn.....       2,333           6.5%       $30.09375    January 21, 2007  $44,154       $111,895
  Senior Vice
  President, Lending

Donna H. West..........       2,333           6.5%       $30.09375    January 21, 2007  $44,154       $111,895
  Senior Vice
  President, Community
  Banking

Reginald E. Cormier....       2,333           6.5%       $30.09375    January 21, 2007  $44,154       $111,895
  Vice President,
  Treasurer and Chief
  Financial Officer

David F. Carroll.......       2,333           6.5%       $30.09375    January 21, 2007  $44,154       $111,895
  Vice President,
  Operations

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUE

     The following table sets forth certain information regarding options exercised during the fiscal year ended December 31, 1997 and options held as of December 31, 1997 by the Chief Executive Officer and the other executive officers named above.

                                                               NUMBER OF SHARES            VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                                  OPTIONS AT                    OPTIONS AT
                             SHARES ACQUIRED    VALUE           FISCAL YEAR END               FISCAL YEAR END
           NAME                ON EXERCISE     REALIZED   EXERCISABLE / UNEXERCISABLE   EXERCISABLE / UNEXERCISABLE
           ----              ---------------   --------   ---------------------------   ---------------------------
Gerard H. Brandi..........        2,966        $87,229                 27,700/0                 $808,313/0
  Chairman, President and
     Chief Executive
     Officer

Donald R. Washburn........        1,400        $55,113                 20,267/0                 $622,169/0
  Senior Vice President,
     Lending

Donna H. West.............        1,500        $54,563                 19,167/0                 $579,344/0
  Senior Vice President,
     Community Banking

Reginald E. Cormier.......        1,333        $24,667                 16,333/0                 $469,052/0
  Vice President,
     Treasurer and Chief
     Financial Officer

David F. Carroll..........        1,000        $22,938                 17,666/0                 $518,219/0
  Vice President, Operations

COMPARATIVE STOCK PERFORMANCE BY THE CORPORATION

     COMPARISON OF TEN YEAR CUMULATIVE TOTAL RETURN

     The following chart compares the performance of the Common Stock of the Corporation (assuming reinvestment of dividends) with the S&P 500 Index and a group comprised of 16 industry peers, including the Corporation (the "Ten Year Peer Group"), over a ten-year period. The chart assumes a $100 investment was made on December 31, 1987 in the Common Stock of MASSBANK Corp., the stocks included in the S&P 500 and the stocks of the Ten Year Peer Group. Data for the chart was provided to the Corporation by The Bloomberg. Information about the indices and the Ten Year Peer Group which was provided by The Bloomberg is believed to be reliable, but neither the accuracy nor the completeness of such information is guaranteed by the Corporation.

                 COMPARISON OF TEN YEAR CUMULATIVE TOTAL RETURN
      AMONG MASSBANK CORP., THE S&P 500 INDEX AND THE TEN YEAR PEER GROUP

               MEASUREMENT PERIOD                     MASSBANK          S&P 500           TEN YEAR
             (FISCAL YEAR COVERED)                     CORP.             INDEX           PEER GROUP
12/31/87                                              100.00            100.00            100.00
12/31/88                                              138.93            116.56            111.88
12/31/89                                              128.70            153.41             89.62
12/31/90                                               98.27            148.66             49.18
12/31/91                                              127.79            193.85             70.46
12/31/92                                              250.53            208.60            118.97
12/31/93                                              272.04            229.54            149.74
12/31/94                                              271.44            232.56            151.70
12/31/95                                              387.31            319.85            231.71
12/31/96                                              478.16            393.24            291.15
12/31/97                                              816.21            524.40            506.71

(1) The banks in the Ten Year Peer Group are: Abington Bancorp, Inc., American Bank of CT, Andover Bancorp, Inc., Banknorth Group, Inc., Cape Cod Bank & Trust, First Essex Bancorp, Granite State Bankshares, Inc., MASSBANK Corp., Medford Bancorp, Inc., Merchants Bancshares, Metrowest Bank, NewMil Bancorp, Inc., Norwich Financial Corp., UST Corporation, Vermont Financial Services and Webster Financial Corp.

     COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

     The following chart compares the performance of the Common Stock of the Corporation (assuming reinvestment of dividends) with the S&P 500 Index and a group comprised of 16 industry peers, including the Corporation (the "Five Year Peer Group"), over a five-year period. The chart assumes a $100 investment was made on December 31, 1992 in the Common Stock of MASSBANK Corp., the stocks included in the S&P 500 and the stocks of the Five Year Peer Group. Data for the chart was provided to the Corporation by The Bloomberg. Information about the indices and the Five Year Peer Group which was provided by The Bloomberg is believed to be reliable, but neither the accuracy nor the completeness of such information is guaranteed by the Corporation.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
      AMONG MASSBANK CORP., THE S&P 500 INDEX AND THE FIVE YEAR PEER GROUP

               MEASUREMENT PERIOD                     MASSBANK          S&P 500          FIVE YEAR
             (FISCAL YEAR COVERED)                     CORP.             INDEX           PEER GROUP
12/31/92                                               100.00            100.00            100.00
12/31/93                                               108.58            110.04            132.81
12/31/94                                               108.35            111.49            138.59
12/31/95                                               154.59            153.33            211.11
12/31/96                                               190.86            188.51            269.44
12/31/97                                               325.79            251.39            459.12

(1) The banks in the Five Year Peer Group are: Abington Bancorp, Inc., American Bank of CT, Andover Bancorp, Inc., Banknorth Group, Inc., Cape Cod Bank & Trust, First Essex Bancorp, Granite State Bankshares, Inc., MASSBANK Corp., Medford Bancorp, Inc., Merchants Bancshares, Metrowest Bank, NewMil Bancorp, Inc., Norwich Financial Corp., UST Corporation, Vermont Financial Services and Webster Financial Corp.

EMPLOYMENT AGREEMENTS

     The Corporation and the Bank have entered into a three-year employment agreement with Mr. Brandi, and the Bank has entered into two-year employment agreements with Messrs. Carroll, Cormier and Washburn and Ms. West (each an "Employment Agreement" and collectively the "Employment Agreements"). Mr. Brandi's Employment Agreement is scheduled to expire in 2001, unless extended as explained below. The Employment Agreements of Messrs. Carroll, Cormier and Washburn and Ms. West are scheduled to expire in 2000, unless extended as explained below. Pursuant to the Employment Agreements, Mr. Brandi, Mr. Carroll, Mr. Cormier, Mr. Washburn and Ms. West are paid current annual salaries of $351,000, $93,600, $97,800, $114,600, and $113,400, respectively.

     Under the respective Employment Agreements, the Corporation or the Bank, as the case may be, may terminate the officer's employment, without incurring any continuing obligations to him or her, at any time for "cause," as defined in the Employment Agreement. On each anniversary of the respective Employment Agreement, unless the Corporation or the Bank, as the case may be, or the officer has previously given the specified notice to the other of his, her or its election not to extend the respective Employment Agreement, an additional one-year period is automatically added to the term of the Employment Agreement.

     In addition, the Employment Agreements provide generally that if the Corporation or the Bank, as the case may be, were to terminate the officer's employment for any reason other than for "cause," or, solely with respect to Mr. Brandi, he were to terminate his own employment upon the occurrence of a significant change in the responsibilities, powers or authorities exercised by him from those exercised immediately prior to a "Change in Control," or following a reduction in his annual compensation, or for other reasons as set forth in his Employment Agreement, the officer would be entitled to continue to receive the compensation and benefits specified in the Employment Agreement for the duration of what otherwise would have been its term. The compensation and benefits payable to Mr. Brandi in the foregoing situations provide for an adjustment factor tied to increases in the Consumer Price Index. A "Change in Control" is generally defined in Mr. Brandi's Employment Agreement to mean (i) the occurrence of a tender or exchange offer, business combination, sale of assets, contested election or combination of transactions, the result of which is that the persons who were Directors of the Corporation or the Bank before such transactions cease to constitute a majority of the Board of Directors of the Corporation or the Bank, respectively, or (ii) the acquisition by a person or group of persons of beneficial ownership of 25% or more of the Common Stock of the Corporation or the Bank, as the case may be, which is not approved by the respective Board of Directors in the manner established by Mr. Brandi's Employment Agreement. In addition, Mr. Brandi's Employment Agreement provides that in the event Mr. Brandi is not elected to, or is subsequently removed from, the office of Chief Executive Officer of the Corporation or the Bank, then such event would be treated as a termination without cause by the Corporation and the Bank, and Mr. Brandi would be entitled to exercise his rights described in this paragraph under the Employment Agreement.

EXECUTIVE SEVERANCE AGREEMENTS

     The Corporation and the Bank have entered into an Executive Severance Agreement with Mr. Brandi, and the Bank has entered into Executive Severance Agreements with Mr. Carroll, Mr. Cormier, Mr. Washburn and Ms. West (each an "Executive Severance Agreement" and collectively the "Executive Severance Agreements"). The Executive Severance Agreements generally provide that if there were a "Change in Control" of the Corporation, as defined therein, and if at any time during the two-year period following the Change in Control, either the Corporation or the Bank, as the case may be, were to terminate the employment of any of the above named officers for any reason other than for deliberate dishonesty with respect to the Corporation or the Bank, conviction of certain crimes, gross and willful failure to perform his or her duties, or for other reasons as set forth in the Executive Severance Agreements, or any of the above named officers were to terminate his or her employment following a substantial adverse change in his or her title or responsibilities or a reduction in his or her annual base salary, or for other reasons as set forth in the Executive Severance Agreements, the named officer would be entitled to receive a lump sum payment equal to approximately three times his or her average annual compensation over the five previous years of his or her employment with the Corporation or the Bank, as the case may be. For purposes of the Executive Severance Agreements, a "Change in Control" is generally deemed to have occurred when (i) a person or group of persons acquires beneficial ownership of 50% or more of the Common Stock of the Corporation, (ii) as a result of a tender offer, proxy contest, merger or similar transaction, persons who were Directors before such transaction cease to constitute at least a majority of the Board of Directors of the Corporation, or (iii) the stockholders of the Corporation approve a merger, a plan of liquidation or an agreement for the sale of all or substantially all of the Corporation's assets.

     Any payments under the Executive Severance Agreements or the Employment Agreements are subject to reduction if such payments are non-deductible to the Corporation or the Bank as a result of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, if the officer becomes entitled to receive cash compensation pursuant to both the Employment Agreement and the Executive Severance Agreement, he or she is required to elect to receive cash compensation pursuant to only one of such agreements. The officer would be entitled to continue to receive any benefits he or she is eligible for under his or her Employment Agreement regardless of the agreement under which he or she elected to receive cash compensation.

PENSION PLAN

     The Bank provides a retirement plan for all of its eligible employees through the Savings Banks Employees Retirement Association ("SBERA"), an unincorporated association of savings banks operating within Massachusetts and other organizations which provide services to or for savings banks.

     The following table illustrates annual minimum pension benefits for retirement at age 65 under the most advantageous plan provisions (in effect for the plan year November 1, 1997 - October 31, 1998) available for various levels of compensation and years of service. The figures in this table are calculated on the basis of a straight-life annuity and are based on the assumption that the Plan continues in its present form. The benefits are not subject to any deduction for Social Security or other offset amounts.

                                                 ANNUAL PENSION BENEFIT BASED ON YEARS OF SERVICE
                                                --------------------------------------------------
                   AVERAGE                                                                25 YEARS
              COMPENSATION(1)(2)                10 YEARS      15 YEARS      20 YEARS      OR MORE
              ------------------                --------      --------      --------      --------
  $100,000....................................  $19,242       $28,863       $38,484       $48,104
   120,000....................................   23,442        35,163        46,884        58,604
   140,000....................................   27,642        41,463        55,284        69,104
   160,000....................................   31,842        47,763        63,684        79,604

---------------

(1) Average compensation for purposes of this table is based on the three years immediately preceding retirement.

(2) Under applicable federal laws, the maximum compensation that may be used for plan years beginning in 1997 to calculate benefits under the Bank's retirement plan is $160,000.

     Mr. Brandi, Mr. Carroll, Mr. Cormier, Mr. Washburn and Ms. West will have an estimated 40, 29, 25, 35 and 35 credited years of service, respectively, under the plan at age 65.

EXECUTIVE SUPPLEMENTAL RETIREMENT AGREEMENT

     The Corporation and the Bank have entered into an Executive Supplemental Retirement Agreement with Mr. Brandi. The Executive Supplemental Retirement Agreement provides in general for monthly payments upon retirement and for monthly payments to a beneficiary in lieu of retirement payments if Mr. Brandi dies prior to his retirement. Mr. Brandi's agreement provides for 180 monthly payments of $2,500 upon his retirement and 120 monthly payments of $3,000 in the case of his death prior to retirement. The agreement is substantially funded by an insurance policy owned by the Bank on the life of Mr. Brandi.

                REPORT OF THE COMPENSATION AND OPTION COMMITTEE

     The Compensation and Option Committee (the "Committee") of the Board of Directors of the Corporation is comprised of the following non-employee
Directors: Samuel Altschuler, Mathias B. Bedell, Robert S. Cummings (Chairman) and Louise A. Hickey. The Committee is responsible for making recommendations to the Board of Directors of the Bank with respect to the policies that govern both annual compensation and incentive stock ownership programs for the employees of the Bank.

COMPENSATION PHILOSOPHY

     The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Bank to attract, retain and reward executive officers who contribute to the success of the Bank.

STRUCTURE OF COMPENSATION

     Compensation paid to the Bank's Chief Executive Officer ("CEO") and other executive officers consists primarily of the following elements: base salary, annual performance incentives in the form of cash bonuses, and long-term performance incentives in the form of stock option awards, as discussed below.

BASE SALARY

     Several factors determine base salary, including the Corporation's performance, individual performance, compensation paid in prior years and compensation of officers employed by similar institutions. The Committee reviews competitive salary information from independent surveys. The Committee also consults with the CEO with respect to the salaries for the other executives. The Committee reviews recommendations of management for the annual salary, benefits and incentives budget as part of the overall planning and budgeting process of the Corporation, and submits its recommendations to the Board of Directors of the Bank.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The compensation paid to Gerard H. Brandi, the CEO of the Bank and the Corporation, consisted of his annual base salary, a cash bonus, awards of stock options and deferred compensation contributions. For 1997, the Committee considered the following factors (without any specific weighting of these measures) in determining the compensation to be paid to Mr. Brandi: the Corporation's size and performance, including its profitability, efficiency and share price performance, Mr. Brandi's performance and the compensation of chief executive officers at similar institutions. Based on these factors, Mr. Brandi's annual compensation, consisting of base salary and an annual performance incentive in the form of a cash bonus, was increased approximately 2.2% during 1997, and he was awarded options to acquire 3,333 shares of Common Stock.

INCENTIVE PROGRAMS

     Profit Sharing and Incentive Compensation Bonus Plan. All non-officer employees of the Bank are eligible to receive annual profit-sharing distributions based on the Corporation's net income. All officers and senior executives (including the CEO) are eligible to receive incentive bonuses based upon the following factors (without any specific weighting of these measures): the Corporation's net income, return on assets, earnings per share and other specific goals and objectives. Because substantially all of the target goals for these factors were met for 1997, bonuses were awarded during 1997 to the CEO and the other executive officers.

     Stock Option Awards. The Corporation's 1986 Stock Option Plan and Amended and Restated 1994 Stock Incentive Plan are intended as performance incentives for participants who contribute to the attainment of long-term strategic objectives of the Corporation. The Plans enable persons to whom options are granted to acquire or increase a proprietary interest in the success of the Corporation. The long-term strategic objectives of the Corporation are set forth in a five-year strategic plan which is revised annually. Because substantially all of the Corporation's strategic objectives were attained, stock options were awarded to the CEO, Directors and Bank officers.

     Employee Stock Ownership Plan. All full-time employees of the Bank and the Corporation who have at least one year of service are eligible to participate in the Employee Stock Ownership Plan ("ESOP"). The ESOP provides these persons with a long-term ownership interest in the Corporation that is designed to serve as an incentive for individual performance.

     The Committee's policy with respect to Section 162(m) of the Code is to make every reasonable effort to ensure that compensation is deductible to the extent permitted and appropriate, while simultaneously providing the Corporation's executives with appropriate rewards for their performance.

     This report has been furnished by Samuel Altschuler, Mathias B. Bedell, Robert S. Cummings and Louise A. Hickey, the members of the Committee.

                                 *  *  *  *  *

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation and Option Committee of the Board of Directors is comprised of Messrs. Altschuler, Bedell and Cummings (Chairman) and Ms. Hickey, all of whom are non-employee Directors of the Corporation.

DIRECTOR COMPENSATION

     Members of the Board of Directors of the Corporation (excluding Executive Committee members and employees of the Corporation or the Bank) received during 1997, and will receive during 1998, $400 for each Board of Directors or committee meeting attended, and members of the Executive Committee (excluding employees of the Bank) received during 1997, and will receive during 1998, an annual payment of $6,000 plus $200 for each meeting attended of the Board of Directors of the Bank and of any committee thereof. Directors of the Corporation and the Bank are also reimbursed for expenses incurred in connection with attendance. In addition, during 1997, the chairmen of the various committees of the Board of Directors of the Corporation (other than the Executive Committee) received, and will receive in 1998, an additional $50 for each committee meeting over which they preside and the Secretary of the Corporation, who is also the Clerk of the Bank, received, and will receive in 1998, an additional annual payment of $1,000.

INDEBTEDNESS OF MANAGEMENT

     The Bank has made loans to one Director, who is also an executive officer, and one other executive officer, under which the indebtedness of such persons exceeded $60,000 during 1997. Loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

CERTAIN BUSINESS RELATIONSHIPS

     The Corporation retained during 1997 and proposes to retain during 1998 the law firm of Peabody & Brown. Robert S. Cummings, a Director and Secretary of the Corporation, is a senior partner of Peabody & Brown.

                                  PROPOSAL TWO

                            APPROVAL OF AMENDMENT TO
         MASSBANK CORP. AMENDED AND RESTATED 1994 STOCK INCENTIVE PLAN

PROPOSAL

     The Board of Directors has adopted an amendment to the MASSBANK Corp. Amended and Restated 1994 Stock Incentive Plan (the "Plan") and is recommending the amendment to stockholders for approval. Subject to stock splits and similar events, the amendment would increase the number of shares of Common Stock reserved and available for issuance under the Plan by 170,000 shares, or approximately 4.8% of the total number of outstanding shares, to a total of 360,000 shares.

     No more than 10% of the total number of shares that can be issued under the Plan will be available for grants in the form of restricted stock or unrestricted stock. In order to satisfy the performance-based compensation exception to the $1,000,000 cap on the Corporation's tax deduction imposed by
Section 162(m) of the Code, the Plan also provides that stock options or stock appreciation rights with respect to no more than 70,000 shares of Common Stock may be granted to any one individual in any three calendar years. The shares issued by the Corporation under the Plan may be authorized but unissued shares, or shares reacquired by the Corporation. To the extent that awards under the Plan do not vest or otherwise revert to the Corporation, the shares of Common Stock represented by such awards may be the subject of subsequent awards. On March 17, 1998, the closing price of the Common Stock as reported on the Nasdaq National Market was $51.25.

REASONS FOR THE AMENDMENT

     The Corporation historically has utilized stock options as part of its overall program of compensation and has granted options pursuant to its 1986 Stock Option Plan and the Plan. The Board of Directors believes that stock options and other stock-based awards play an important role in the success of the Corporation and that role must increase if the Corporation is to continue to attract, motivate and retain the caliber of Directors, officers and other employees necessary to the Corporation's future growth and success. The amendment is necessary to provide for an adequate number of shares of Common Stock available for grant under the Plan. The Board of Directors believes that adding more shares of Common Stock to the Plan will help the Corporation to achieve its goals by keeping the Corporation's incentive compensation program competitive with those of other companies.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE AMENDMENT TO THE PLAN BE APPROVED, AND THEREFORE RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

SUMMARY OF THE PLAN

     The material terms of the Plan are summarized below.

     Plan Administration; Eligibility. The Plan is administered by the Board of Directors or a committee thereof appointed by the Board of Directors (such committee, or the Board acting in such capacity, is hereinafter referred to as the "Committee"). The Committee has full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants and to determine the specific terms of each award, subject to the provisions of the Plan. Persons eligible to participate in the Plan generally will be those officers and other employees of the Corporation and its subsidiaries who are responsible for or contribute to the management, growth or profitability of the Corporation and its subsidiaries, as selected from time to time by the Committee. Directors of the Corporation and its subsidiaries will also be eligible for certain awards under the Plan.

     Stock Options Granted to Employees. The Plan permits the granting of both Incentive Options and Non-Qualified Options to employees of the Corporation or its subsidiaries. The option exercise price of each option shall be determined by the Committee but shall not be less than 100% of the fair market value for the shares on the date of grant in the case of Incentive Options. For purposes of the Plan, the fair market value of the Common Stock will generally be the closing sale price on the date in question.

     The term of each option shall be fixed by the Committee and may not exceed ten years from the date of grant in the case of an Incentive Option. The Committee shall determine at what time or times each option may be exercised and, subject to the provisions of the Plan, the period of time, if any, after death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee.

     Upon exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Committee or, if the Committee so determines, by delivery (or attestation) of shares of Common Stock valued at their fair market value on the exercise date. The exercise price may also be delivered to the Corporation by a broker pursuant to irrevocable instructions to the broker from the Plan participant.

     At the discretion of the Committee, options granted to employees under the Plan may include a so-called "reload" feature pursuant to which a participant exercising an option by delivery of shares of Common Stock may be automatically granted an additional option to purchase that number of shares equal to the number delivered to exercise the original option.

     To qualify as Incentive Options, options must meet additional Federal tax requirements, including limits on the value of shares subject to Incentive Options which first become exercisable in any one year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

     Stock Options Granted to Non-Employee Directors. The Plan permits the granting of Non-Qualified Options to non-employee Directors of the Corporation. The exercise price of such Non-Qualified Options must be equal to the fair market value of the Common Stock on the date of grant. The term of each Non-Qualified Option will be fixed by the Committee, provided that no Non-Qualified Option will be exercisable after ten years from the date of grant.

     Stock Appreciation Rights. The Committee may also grant Stock Appreciation Rights ("SARs") entitling the holder, upon exercise, to receive an amount in any combination of cash or shares of Common Stock, not greater in value than the increase since the date of grant in the value of the shares covered by such SARs. SARs may be granted independently or in tandem with the grant of an option. Each tandem SAR will terminate upon the termination or exercise of any accompanying option.

     Restricted Stock and Unrestricted Stock. The Committee may also award shares of Common Stock subject to such conditions and restrictions as the Committee may determine ("Restricted Stock"). The purchase price, if any, of shares of Restricted Stock will be determined by the Committee.

     Recipients of Restricted Stock must enter into a Restricted Stock award agreement with the Corporation, in such form as the Committee determines, setting forth the restrictions to which the shares are subject and the date or dates on which the restrictions will lapse and the shares become vested. The Committee may at any time waive such restrictions or accelerate such dates. If a participant who holds shares of Restricted Stock terminates employment for any reason (including death) prior to the vesting of such Restricted Stock, the Corporation will have the right to repurchase the shares or to require their forfeiture in exchange for the amount, if any, which the participant paid for them. Prior to the vesting of Restricted Stock, the participant will have all rights of a stockholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions set forth in the Plan or in the Restricted Stock award agreement.

     The Committee may also grant shares (at no cost or for a purchase price determined by the Committee) which are free from any restrictions under the Plan ("Unrestricted Stock"). Unrestricted Stock may be issued in recognition of past services or other valid consideration, and may be issued in lieu of any cash compensation payable to an employee. A non-employee Director may, pursuant to an irrevocable written election at least six months before directors' fees would otherwise be paid, receive all or a portion of such fees in Unrestricted Stock (valued at fair market value on the date the directors' fees would otherwise be paid.)

     Performance Share Awards. The Committee may also grant awards ("Performance Shares") entitling the recipient to receive shares of Common Stock upon the attainment of individual or Corporation performance goals and such other conditions as the Committee shall determine. Except as otherwise determined by the Committee, rights under a Performance Share award will terminate upon a participant's termination of employment. Performance Shares may be awarded independently or in connection with stock options or other awards under the Plan.

     Deferrals; Nature of Corporation's Obligations Under the Plan. The Committee may require or may permit participants to make elections to defer receipt of benefits under the Plan. The Committee may also provide for the accrual of interest or dividends on benefits deferred under the Plan on such terms as the Committee may determine. Unless the Committee expressly determines otherwise, participants in the Plan will have no rights greater than those of a general creditor of the Corporation. The Committee may authorize the creation of trusts and other arrangements to meet the Corporation's obligations under the Plan, provided that such trusts and arrangements are consistent with the foregoing sentence.

     Adjustments for Stock Dividends, Mergers, Etc. The Committee shall make appropriate adjustments in the number and type of securities issuable under the Plan and in connection with outstanding awards to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation or similar event, the Committee in its discretion may provide for substitution or adjustments or may (subject to the provisions described below under "Change of Control Provisions") accelerate or, upon payment or other consideration for the vested portion of any awards as the Committee deems equitable in the circumstance, terminate such awards.

     Tax Withholding. Plan participants are responsible for the payment of any Federal, state or local taxes which the Corporation is required by law to withhold from the value of any award. The Corporation may deduct any such taxes from any payment otherwise due to the participant. With the approval of the Committee, participants may elect to have such tax obligations satisfied either by authorizing the Corporation to withhold shares of stock to be issued pursuant to an award under the Plan or by transferring to the Corporation shares of Common Stock having a value equal to the amount of such taxes.

     Amendments and Termination. The Board of Directors may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel outstanding awards (or provide substitute awards at the same or a reduced exercise or purchase price) for the purpose of satisfying changes in the law or for any other lawful purpose. No such action, however, shall be taken which adversely affects any rights under outstanding awards without the holder's consent.

     Change of Control Provisions. The Plan provides that in the event of a "Change of Control" (as defined in the Plan) of the Corporation, all stock options, SARs and Performance Share Awards shall automatically become fully exercisable, unless the Committee shall otherwise expressly provide at the time of grant. Restrictions and conditions on awards of Restricted Stock shall automatically be deemed waived. In addition, at any time prior to or after a Change of Control, the Committee may accelerate awards and waive conditions and restrictions on any awards to the extent it may determine appropriate.

EFFECTIVE DATE OF AMENDMENT

     The amendment to the Plan shall become effective upon approval by the holders of a majority of the shares of Common Stock voting on such matter at the Annual Meeting.

TAX ASPECTS UNDER THE U.S. INTERNAL REVENUE CODE

     The following is a summary of the principal Federal income tax consequences of transactions under the Plan. It does not describe all Federal tax consequences under the Plan, nor does it describe state or local tax consequences.

     Incentive Options. No taxable income is realized by the optionee upon the grant or exercise of an Incentive Option. If shares issued to an optionee pursuant to the exercise of an Incentive Option are not sold or transferred within two years from the date of grant or within one year after the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as capital gain and any loss sustained will be capital loss, and (ii) there will be no deduction for the Corporation for Federal income tax purposes. The exercise of an Incentive Option will give rise to an item of tax preference that may result in alternative maximum tax liability for the optionee.

     If shares of Common Stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (ii) the Corporation will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the Incentive Option is paid by tendering shares of Common Stock.

     If an Incentive Option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a Non-Qualified Option. Generally, an Incentive Option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment. In the case of a participant who is disabled, the three-month period is extended to one year. This three-month requirement is waived for an optionee who dies.

     Non-Qualified Options. With respect to Non-Qualified Options under the Plan, no income is realized by the optionee at the time the option is granted. Generally, (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Corporation receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term, mid-term or long-term capital gain or loss depending on how long the shares have been held. Special rules apply where all or a portion of the exercise price of the Non-Qualified Option is paid by tendering shares of Common Stock.

     The Taxpayer Relief Act of 1997 has created three different types of capital gains for individuals: short-term capital gains (on assets held for one year or less) which are taxed at ordinary income rates; mid-term capital gains (from the sale of assets held more than a year but not more than 18 months) which are taxed at a maximum rate of 28%; and long-term capital gains (from the sale of assets held more than 18 months) which are taxed at a maximum rate of 20%.

     Stock Appreciation Rights; Discretionary Payments. No income will be realized by an optionee in connection with the grant of an SAR. When the SAR is exercised, or when an optionee receives payment in cancellation of an option in the case of a tandem SAR, the optionee will generally be required to include as taxable ordinary income in the year of such exercise or payment an amount equal to the amount of cash received and the fair market value of any stock received. The Corporation may generally be entitled to a deduction for Federal income tax purposes at the same time equal to the amount includable as ordinary income by such optionee.

     Restricted Stock. A recipient of Restricted Stock generally will be subject to tax at ordinary income rates on the fair market value of the stock at the time that the stock is no longer subject to forfeiture less any amount paid for such stock. However, a recipient who so elects under Section 83(b) of the Code, within 30 days of the date of issuance of the Restricted Stock, will realize ordinary income on the date of issuance equal to the fair market value of the shares of Restricted Stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for such stock. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. The Corporation generally will receive a tax deduction equal to the amount includable as ordinary income to the recipient.

     Unrestricted Stock. The recipient of Unrestricted Stock will generally be subject to tax at ordinary income rates on the fair market value of the stock on the date that the stock is issued to the participant less any amount paid for such stock. The Corporation generally will be entitled to a deduction equal to the amount treated as compensation that is taxable as ordinary income to the employee.

     Performance Shares. The recipient of a Performance Share award generally will be subject to tax at ordinary income rates on the fair market value of any Common Stock issued under the award, and the Corporation will generally be entitled to a deduction equal to the amount of ordinary income realized by the recipient.

     Dividends. Dividends paid on Restricted Stock, to the extent includable in a participant's income under the Plan, will be taxed at ordinary income rates. Generally, the Corporation will not be entitled to any deduction for dividends paid on Restricted Stock for which the recipient filed a Section 83(b) election. The Corporation will be entitled to a deduction for dividends paid on Restricted Stock for which a Section 83(b) election has not been filed.

     Payments in Respect of a Change of Control. The Plan provides for acceleration or payment of awards and related shares in the event of a Change of Control as defined in the Plan. Such acceleration or payment may cause the consideration involved to be treated in whole or in part as "parachute payments" under the Code. Acceleration of benefits under other Corporation stock and benefits plans and other contracts with employees in the event of a Change of Control could be subject to being combined with Plan accelerations for "parachute payment" purposes. Any such "parachute payments" may be non-deductible to the Corporation in whole or in part, and the recipient may be subject to a 20% excise tax on all or part of such payments (in addition to other taxes ordinarily payable).

     Limitation on the Corporation's Deduction. As a result of Section 162(m) of the Code, the Corporation's deduction for Non-Qualified Options and other awards under the Plan may be limited to the extent that a "covered employee" (e.g., the chief executive officer) receives compensation in excess of $1,000,000 in such taxable year of the Corporation (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the
Code).

                         INDEPENDENT PUBLIC ACCOUNTANTS

     A representative of KPMG Peat Marwick LLP, the independent public accountants for the Corporation, expects to be present at the Annual Meeting and will have an opportunity to make a statement, if he or she desires to do so. The representative will be available to respond to appropriate questions.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Corporation's Directors, executive officers and beneficial owners of more than 10% of its Common Stock are required under Section 16(a) of the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Copies of those reports must also be furnished to the Corporation. Based solely on a review of reports furnished to the Corporation and written representations that no other reports were required, the Corporation believes that during 1997 no person who was a Director, executive officer or greater than 10% beneficial owner of the Corporation's Common Stock failed to file on a timely basis all reports required by Section 16(a), except that, with respect to Private Capital Management, Inc., which has reported to the Corporation that it beneficially owns 378,024 shares of the Corporation's Common Stock, the Corporation has not received any filings under Section 16(a) and is therefore unable to make this determination.

                             STOCKHOLDER PROPOSALS

     For a proposal of a stockholder to be included in the Board of Directors' Proxy Statement for the Corporation's 1999 Annual Meeting of Stockholders, it must be received at the principal executive offices of the Corporation (123 Haven Street, Reading, Massachusetts 01867) on or before November 26, 1998. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the Proxy Statement.

     In addition, the Corporation's By-Laws also provide that any stockholder wishing to have any director nominations or a stockholder proposal considered at an annual meeting must provide written notice of such nominations or stockholder proposal and certain other information as set forth in the By-Laws of the Corporation to the Secretary of the Corporation at its principal executive offices (a) not less than 75 days nor more than 120 days prior to the anniversary of the immediately preceding annual meeting of stockholders (the "Anniversary Date") or (b) in the event that the annual meeting of stockholders is scheduled to be held on a date more than seven days prior to the Anniversary Date, not later than the close of business on (i) the 20th day (or if that day is not a business day for the Corporation, on the next succeeding business day) following the first date on which the date of such meeting was publicly disclosed or (ii) if the first date of such public disclosure occurs more than 75 days prior to such scheduled date of such meeting, then the later of (1) the 20th day (or if that day is not a business day for the Corporation, on the next succeeding business day) following the first date of such public disclosure or
(2) the 75th day prior to such scheduled date of such meeting (or if that day is not a business day for the Corporation, on the next succeeding business day). Any stockholder desiring to submit a nomination or proposal must comply with the By-Laws of the Corporation.

                                 OTHER MATTERS

     The Board of Directors is not aware of any other matters which may come before the Annual Meeting. It is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment if any other matters shall properly come before the Annual Meeting.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU WISH TO VOTE YOUR STOCK IN PERSON AT THE ANNUAL MEETING, YOUR PROXY MAY BE REVOKED.

March 26, 1998

                                                                      0728-PS-97

                                 MASSBANK CORP.
                              AMENDED AND RESTATED
                            1994 STOCK INCENTIVE PLAN


              SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS.

      The name of the plan is the MASSBANK Corp. Amended and Restated 1994 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the personnel of MASSBANK Corp. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

      The following terms shall be defined as set forth below:

      "Act" means the Securities Exchange Act of 1934, as amended.

      "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards and Performance Share Awards.

      "Award Agreement" means the agreement executed and delivered to the Company by the recipient of an Award.

      "Board" means the Board of Directors of the Company.

      "Cause" means, for purposes of the Plan, and shall be limited to, a determination of the Board that the optionee should be dismissed as a result of
(i) dishonesty of the optionee with respect to the Company, MASSBANK (the "Bank"), or any affiliate thereof; (ii) the optionee's commission of a crime punishable as a felony; or (iii) the optionee's failure to perform in a satisfactory manner a substantial portion of such optionee's duties and responsibilities to the Company or the Bank.

      "Change of Control" is defined in Section 14.

      "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

      "Committee" means the Board or any Committee of the Board as described in
Section 2.

      "Disability" means disability as set forth in Section 22(e)(3) of the Code.

      "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) promulgated under the Act, or any successor definition under the Act.

      "Effective Date" is defined in Section 16.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the related rules, regulations and interpretations.

      "Fair Market Value" on any given date means the last sale price at which Stock is traded on such date or, if no Stock is traded on such date, the most recent date on which the Stock was traded, as reflected on the NASDAQ National Market System or, if applicable, any other national stock exchange or trading system on which the Stock is traded.

      "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

      "Non-Employee Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

      "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      "Normal Retirement" means retirement from active employment with the Company and its Subsidiaries in accordance with the retirement policies of the Company and its Subsidiaries then in effect.

      "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

      "Performance Share Award" means an Award granted pursuant to Section 9(a).

      "Restricted Stock Award" means an Award granted pursuant to Section 7(a).

      "Stock" means the Common Stock, $0.01 par value, of the Company, subject to adjustment pursuant to Section 3.

      "Stock Appreciation Right" means an Award granted pursuant to Section
6(a).

      "Subsidiary" means any bank, corporation or other entity (other than the Company) in any unbroken chain of banks, corporations or other entities, beginning with the Company if each of the banks, corporations or entities (other than the last bank, corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other banks, corporations or entities in the chain.

      "Unrestricted Stock Award" means an Award granted pursuant to Section 8.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS
           AND DETERMINE AWARDS, ETC.

      (a) Committee. The Plan shall be administered by the Board or a committee thereof appointed by the Board (such committee, or the Board acting in such capacity, is hereinafter referred to as the "Committee").

      (b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

            (i) to select the officers, other employees and directors of the Company and its Subsidiaries to whom Awards may from time to time be granted;

            (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Unrestricted Stock and Performance Shares, or any combination of the foregoing, granted to any one or more participants;

            (iii) to determine the number of shares to be covered by any Award;

            (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of Award Agreements;

            (v) to accelerate the exercisability or vesting of all or any portion of any Award;

            (vi) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

            (vii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related Award Agreements); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

      All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3.  SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION.

      (a) Shares Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 190,000, subject to adjustment in accordance with Section 3(b) below. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan so long as the Plan participants to whom such Awards had been previously granted received no benefits of ownership of the underlying shares of Stock to which the Award related. Subject to such overall limitation, shares may be issued up to such maximum number pursuant to any type or types of Award, including Incentive Stock Options. No more than 70,000 shares may be issued to any one individual in the form of Options and Stock Appreciation Rights in any period of three consecutive years, subject to the adjustment of such number of shares in accordance with Section 3(b) below. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company. Upon the exercise of a Stock Appreciation Right settled in stock, the right to purchase an equal number of shares of Common Stock covered by a related Stock Option, if any, shall be deemed to have been surrendered and will no longer be exercisable, and said number of shares shall no longer be available under the Plan.

      (b) Stock Dividends, Mergers, Etc. In the event of a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities that may be issued pursuant to the Plan or on which Awards may thereafter be granted, (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion (and without the consent of the optionee) may, as to any outstanding Awards, make such substitution (including the substitution of shares of capital stock of any other entity) or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 14.

      (c) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4.  ELIGIBILITY.

      Participants in the Plan will be such officers and other employees of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries and who are selected from time to time by the Committee, in its sole discretion. Non-Employee Directors are also eligible to participate in the Plan but only to the extent provided in Section 5(c) and Section 8(c) below.

SECTION 5.  STOCK OPTIONS.

      Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

      Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

      No Incentive Stock Option shall be granted under the Plan after January 17, 2004.

      (a) Stock Options Granted to Employees. The Committee in its discretion may grant Stock Options to employees of the Company or any Subsidiary. Stock Options granted to employees pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

            (i) Exercise Price. The per share exercise price of a Stock Option shall be determined by the Committee at the time of grant but shall be, in the case of Incentive Stock Options, not less than 100% of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the
      Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than 110% of Fair Market Value on the grant date.

            (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

            (iii) Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

            (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

                  (A) In cash, by certified or bank check or other instrument acceptable to the Committee;

                  (B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee in the open market or that have been held by the optionee for at least six months and are not then subject to restrictions under any Company plan, if permitted by the Committee, in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

                  (C) By the optionee delivering to the Company a properly
            executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price; provided that in the event the optionee chooses to pay the option purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.

      The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws. Payment instruments will be received subject to collection. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

            (v) No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in an Award Agreement that the optionee may transfer, without consideration for the transfer, his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members and to partnerships in which such family members are the only partners; provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement.

            (vi) Termination by Death. If any optionee's employment by the Company and its Subsidiaries terminates by reason of death, the Stock Option may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the optionee, for a period of one year (or such shorter period as the Committee shall specify at the time of grant or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

            (vii) Termination by Reason of Disability or Normal Retirement.

                  (A) Any Stock Option held by an optionee whose employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one year (or such shorter period as the Committee shall specify at the time of grant or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

                  (B) (1) Any Non-Qualified Stock Option held by an optionee whose employment by the Company and its Subsidiaries has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one year (or such shorter period as the Committee shall specify at the time of grant or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

                        (2) Any Incentive Stock Option held by an optionee whose
            employment by the Company and its Subsidiaries has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of three months (or such shorter period as the Committee shall specify at the time of grant or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

                  (C) The Committee shall have sole authority and discretion to determine whether a participant's employment has been terminated by reason of Disability or Normal Retirement.

                  (D) Except as otherwise provided by the Committee at the time of grant, the death of an optionee during a period provided in this
            Section 5(a)(vii) for the exercise of a Non-Qualified Stock Option (or during the final year of such period if longer than one year), shall extend such period for one year following death, subject to termination on the expiration of the stated term of the Option, if earlier.

            (viii) Termination for Cause. If any optionee's employment by the Company and its Subsidiaries has been terminated for Cause, any Stock Option held by such optionee shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Stock Option can be exercised for a period of up to three months from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

            (ix) Other Termination. Unless otherwise determined by the Committee, if an optionee's employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for a period of three months (or such shorter period as the Committee shall specify at the time of grant or such longer period as the Committee shall specify at any time) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

            (x) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

            (xi) Form of Settlement. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under this Plan, except as otherwise provided in this Plan.

      (b) Reload Options. At the discretion of the Committee, Options granted under Section 5(a) may include a so-called "reload" feature pursuant to which an optionee exercising an Option and paying the purchase price by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to pay the purchase price in connection with the exercise of the original Option.

      (c)   Stock Options Granted to Non-Employee Directors.

            (i) Grant of Options. The Committee in its discretion may grant Non-Qualified Stock Options to Non-Employee Directors subject to the following terms and conditions (it being noted that under the current Rules under the Act, such grant may result in the members of the Committee ceasing for a period of time to be Disinterested Persons and the Plan ceasing to be qualified under Rule 16b-3).

            (ii) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(c) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

            (iii) Exercise; Termination; Non-transferability.

                  (A) No Option granted under this Section 5(c) may be exercised before the first anniversary of the date upon which it was granted; provided, however, that any Option so granted shall become exercisable upon the termination of service of the Non-Employee Director because of Disability or death or upon the occurrence of a Change in Control as set forth in Section 14 hereof. No Option issued under this Section 5(c) shall be exercisable after the expiration of ten years from the date upon which such Option is granted.

                  (B) The rights of a Non-Employee Director in an Option granted under Section 5(c) shall terminate three months after such Director ceases to be a Director of the Company or the specified expiration date, if earlier; provided, however, that if the Non-Employee Director resigns, is not re-nominated for election or is removed as a Director and the Committee determines that the primary reason for such resignation, failure to re-nominate or removal would constitute Cause, then the rights shall terminate immediately on the date on which he ceases to be a Director.

                  (C) No Stock Option granted under this Section 5(c) shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and Options granted under this Section 5(c) shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in an Award Agreement that the optionee may transfer, without consideration for the transfer, his Stock Options to members of his immediate family, to trusts for the benefit of such family members and to partnerships in which such family members are the only partners; provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement. Any Option granted to a Non-Employee Director and outstanding on the date of his death may be exercised by the legal representative or legatee of the optionee for a period of one year from the date of death or until the expiration of the stated term of the Option, if earlier.

                  (D) Options granted under this Section 5(c) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

SECTION 6.  STOCK APPRECIATION RIGHTS; DISCRETIONARY PAYMENTS.

      (a) Nature of Stock Appreciation Right. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock (or in a form of payment permitted under Section 6(e) below) or a combination thereof having a value equal to (or if the Committee shall so determine at time of grant, less than) the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price per share set by the Committee at the time of grant (or over the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

      (b) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted to any employees of the Company or any Subsidiary by the Committee in tandem with, or independently of, any Stock Option granted pursuant to Section 5(a) of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Right may be granted only at the time of the grant of the Option.

      A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, at the Committee's discretion, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall only so terminate if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by such Stock Appreciation Right.

      (c) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, subject to the following:

            (i) Stock Appreciation Rights granted in tandem with Stock Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

            (ii) Upon exercise of a Stock Appreciation Right, the applicable portion of any related Stock Option shall be surrendered.

            (iii) Stock Appreciation Rights granted in tandem with a Stock Option shall be transferable only when and to the extent that the underlying Stock Option would be transferable. Stock Appreciation Rights not granted in tandem with a Stock Option shall not be transferable otherwise than by will or the laws of descent or distribution. All Stock Appreciation Rights shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

      (d) Settlement in the Form of Restricted Shares. Shares of Stock issued upon exercise of a Stock Appreciation Right shall be free of all restrictions under this Plan, except as otherwise provided in this Plan.

SECTION 7.  RESTRICTED STOCK AWARDS.

      (a) Nature of Restricted Stock Award. The Committee may grant Restricted Stock Awards to any employees of the Company or any Subsidiary. In no event shall the number of shares of Stock issued pursuant to the grant of Restricted Stock Awards or the award of Unrestricted Stock for consideration less than Fair Market Value at the time of the award exceed in the aggregate 10% of the maximum number of shares of Stock reserved and available for issuance under this Plan, as such number may be adjusted in accordance with Section 3 hereof. A Restricted Stock Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment and/or achievement of pre-established performance goals and objectives. A Restricted Stock Award may be granted to an employee by the Committee in lieu of any compensation otherwise due to such employee.

      (b) Award Agreement. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter date as the Committee may specify) following the award date by making payment to the Company by certified or bank check or other instrument or form of payment acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a Restricted Stock Award Agreement in such form as the Committee shall determine.

      (c) Rights as a Shareholder. Upon complying with Section 7(b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 7 and subject to such other conditions contained in the Award Agreement. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 7(e) below.

      (d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment of the participant by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture not later than the 90th day following such termination of employment (unless otherwise specified in the Award Agreement).

      (e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 12, amend any conditions of the Award.

      (f) Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 8.  UNRESTRICTED STOCK AWARDS.

      (a) Grant or Sale of Unrestricted Stock. The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) to any employees of the Company or any Subsidiary shares of Stock free of any restrictions under the Plan ("Unrestricted Stock"). The number of shares of Stock issued pursuant to all awards of Unrestricted Stock shall be limited as described in Section 7(a) hereof. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due or payable to such employee.

      (b) Elections to Receive Unrestricted Stock In Lieu of Compensation. Upon the request of an employee and with the consent of the Committee, each employee may, pursuant to an irrevocable written election delivered to the Company no later than the date or dates specified by the Committee, receive a portion of the cash compensation otherwise due to him in Unrestricted Stock (valued at Fair Market Value on the date or dates the cash compensation would otherwise be paid). Such Unrestricted Stock may be paid to the employee at the same time as the cash compensation would otherwise be paid, or at a later time, as specified by the employee in the written election.

      (c) Elections to Receive Unrestricted Stock in Lieu of Directors' Fees. Each Non-Employee Director may, pursuant to an irrevocable written election delivered to the Company no later than the date or dates specified by the Committee, receive all or a portion of such fees in Unrestricted Stock (valued at Fair Market Value on the date or dates the directors' fees would otherwise be paid). Such Unrestricted Stock may be paid to the Non-Employee Director at the same time the directors' fees would otherwise have been paid, or at a later time, as specified by the Non-Employee Director in the written election.

      (d) Restrictions on Transfers. The right to receive Unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 9.  PERFORMANCE SHARE AWARDS.

      (a) Nature of Performance Shares. A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independently of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any employees of the Company or any Subsidiary, including those who qualify for awards under other performance plans of the Company. The Committee in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Committee may rely on the performance goals and other standards applicable to other performance based plans of the Company in setting the standards for Performance Share Awards under the Plan.

      (b) Restrictions on Transfer. Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

      (c) Rights as a Shareholder. A participant receiving a Performance Share Award shall have the rights of a shareholder only as to shares actually received by the participant under this Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in the performance plan adopted by the Committee).

      (d) Termination. Except as may otherwise be provided by the Committee at any time, a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement, termination without Cause and termination for Cause).

      (e) Acceleration, Waiver, Etc. At any time prior to the participant's termination of employment by the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive or, subject to Section 12, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 10.  TAX WITHHOLDING.

      (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, all Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

      (b) Payment in Shares. Subject to the approval of the Committee, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 11.  TRANSFER, LEAVE OF ABSENCE, ETC.

      For purposes of the Plan, the following events shall not be deemed a termination of employment:

      (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

      (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 12.  AMENDMENTS AND TERMINATION.

      The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent.

SECTION 13.  STATUS OF PLAN.

      With respect to the portion of any Award which has not been exercised and any payments in cash, stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder; provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 14.  CHANGE OF CONTROL PROVISIONS.

      Upon the occurrence of a Change of Control as defined in this Section 14:

      (a) Each Stock Option, Stock Appreciation Right and Performance Share Award shall automatically become fully exercisable unless the Committee shall otherwise expressly provide at the time of grant.

      (b) Restrictions and conditions on Awards of Restricted Stock shall automatically be deemed waived, and the recipients of such Awards shall become entitled to receipt of the Stock subject to such Awards.

      (c) To the extent Section 14(a) hereof is not applicable to any Stock Options, Stock Appreciation Rights or Performance Share Awards, the Committee may at any time prior to or after a Change of Control accelerate the exercisability of any Stock Options, Stock Appreciation Rights and Performance Share Awards to the extent it shall in its sole discretion determine.

      (d) "Change of Control" shall mean the occurrence of any one of the following events:

            (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

            (ii) persons who, as of the date hereof, constitute the Company's Board (the "Incumbent Board") cease for any reason, including without limitation as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board; provided that any person becoming a director of the Company subsequent to the date hereof whose nomination was approved by at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this Plan, be considered a member of the Incumbent Board;

            (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

            (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

SECTION 15.  GENERAL PROVISIONS.

      (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

      No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

      (b) Delivery of Stock Certificates. Delivery of Stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

      (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. Neither the adoption of this Plan nor the grant of any Award to any employer shall confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 16.  EFFECTIVE DATE OF PLAN.

      This Plan shall become effective upon approval by the holders of a majority of the shares of capital stock of the Company present or represented and entitled to vote at a meeting of stockholders. Subject to such approval by the stockholders, and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 17.  GOVERNING LAW.

      This Plan shall be governed by Massachusetts law except to the extent such law is preempted by Federal law.

                                      PROXY

                                 MASSBANK CORP.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints GERARD H. BRANDI and REGINALD E. CORMIER, and each of them, Proxies with power of substitution to vote on behalf of the undersigned at the Annual Meeting of Stockholders of MASSBANK Corp. (the "Corporation") to be held at Tara's Ferncroft Conference Center, 50 Ferncroft Road, Danvers, Massachusetts, on Tuesday, April 21, 1998 at 10:00 o'clock in the forenoon, and at any adjournments or postponements thereof, hereby granting full power and authority to act on behalf of the undersigned at the Annual Meeting, and at any adjournments or postponements thereof.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF SAMUEL ALTSCHULER, GERARD H. BRANDI, ALLAN S. BUFFERD AND PETER W. CARR AS CLASS III DIRECTORS OF THE CORPORATION AND FOR APPROVAL OF THE AMENDMENT TO THE CORPORATION'S AMENDED AND RESTATED 1994 STOCK INCENTIVE PLAN. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

--------------                                                    --------------
 SEE REVERSE               CONTINUED AND TO BE SIGNED              SEE REVERSE
   SIDE                        ON THE REVERSE SIDE                    SIDE
--------------                                                    --------------

[X]  Please mark
     votes as in
     this example.

1. To elect Samuel Altschuler, Gerard H. Brandi, Allan S. Bufferd and Peter W. Carr as Class III Directors of the Corporation to serve until the 2001 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.


                         [ ] FOR                   [ ] WITHHOLD


     [ ] FOR ALL EXCEPT ______________

     To vote your shares for all Director nominees, mark the "FOR" box. To withhold voting for all nominees, mark the "WITHHOLD" box. If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and enter the name(s) of the exception(s) in the space provided; your shares will be voted for the remaining nominees.

2. To approve an amendment to the Corporation's Amended and Restated 1994 Stock Incentive Plan to increase the number of shares of the Corporation's Common Stock subject to issuance thereunder by 170,000 shares, or approximately 4.8% of the total number of outstanding shares.

     [ ] FOR                    [ ] AGAINST                  [ ] ABSTAIN

3. To consider and act upon any other matters which may properly come before the Annual Meeting, and at any adjournments or postponements thereof.

     MARK FOR ADDRESS CHANGE AND NOTE AT LEFT            [ ]

     If only one of the Proxies is present and acting at the Annual Meeting in person or by substitute, then that one shall have and may exercise all of the power and authority of said Proxies hereunder. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and a copy of the Annual Report for the fiscal year ended December 31, 1997.

     Please sign exactly as your name appears hereon. Joint owners should each sign. If signing as attorney or for an estate, trust or corporation, title or capacity should be stated.


Signature:_________________ Date:_____  Signature:__________________ Date:______



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